ICOA, Inc.
                            2005 STOCK INCENTIVE PLAN

SECTION 1.        PURPOSE.

     The Plan is intended as an incentive to improve the performance, encourage the continued employment and increase the proprietary interest of certain directors, officers, advisors, employees and independent consultants of the Company, participating in the Plan. The Plan is designed to grant such directors, officers, advisors, employees and independent consultants the opportunity to share in the Company's long-term success through stock ownership and to afford them the opportunity for additional compensation related to the value of Stock of the Company. It is intended that certain options granted under this Plan may qualify as "incentive stock options" under Section 422 of the Code.

SECTION 2.        DEFINITIONS.

     (a) "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

     (b) "Award" means any right granted under the Plan, including any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, or other Stock-based award.

     (c) "Board" means the Board of Directors of the Company.

     (d) "California-Based Awards" means Awards that would be subject to Section 25110 of the California Corporations Code or any successor law but for the exemption contained in Section 25102(o) of the California Corporations Code (or any successor law). For purposes of determining the applicability of the California securities law requirements, all Options shall be deemed granted in the state in which the Participant is principally employed by the Company or any Affiliate (as determined by the employer's records) on the date of grant.

     (e) "Cause" means, in the absence of any such an employment, consulting or other agreement otherwise defining Cause, (i) incompetence, fraud, personal dishonesty, embezzlement or acts of gross negligence or gross misconduct on the part of Participant in the course of his or her employment or services, (ii) a Participant's engagement in conduct that is materially injurious to the Company or an Affiliate, (iii) a Participant's conviction by a court of competent jurisdiction of, or pleading "guilty" or "no contest" to, (x) a felony, or (y) any other criminal charge (other than minor traffic violations) which could reasonably be expected to have a material adverse impact on the Company's or an Affiliate's reputation or business; (iv) public or consistent drunkenness by a Participant or his illegal use of narcotics which is, or could reasonably be expected to become, materially injurious to the reputation or business of the Company or an Affiliate or which impairs, or could reasonably be expected to impair, the performance of a Participant's duties to the Company or an Affiliate; or (v) willful failure by a Participant to follow the lawful directions of a superior officer or the Board.

     (f) "Code" means the Internal Revenue Code of 1986, as amended.

     (g) "Committee" means the Board or such other committee of at least two persons as the Board may appoint to administer the Plan; provided, however, each member of the Committee shall, if practicable, be a "nonemployee director" within the meaning of the rules promulgated under Section 16(b) and an "outside director" within the meaning of U.S. Treas. Regs. ss.1.162-27(e)(3).

     (h) "Company" means ICOA, Inc., a Nevada corporation.

     (i) "Consultant" means any person, including any advisor, engaged by the Company or an Affiliate to render consulting, advisory or other services and who is compensated for such services. The term Consultant shall not include any Director.

     (j) "Director" means any non-employee director of either the Board or the board of directors of an Affiliate.

     (k) "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

     (l) "Disqualifying Disposition" means any disposition (including any sale) of Stock acquired by exercise of an Incentive Stock Option made within the period which is (a) two years after the date the Participant was granted the Incentive Stock Option or (b) one year after the date the Participant acquired Stock by exercising the Incentive Stock Option.

(m)  "Eligible  Persons"  means  any  (i)  Employee,   (ii)  Director  or  (iii)
Consultant.

     (n) "Employee" means any person employed by the Company or an Affiliate.

     (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (p) "Fair Market Value" means (i) if the Stock is listed on a national securities exchange, the mean between the highest and lowest sale prices reported as having occurred on the primary exchange with which the Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported,
(ii) if the Stock is not listed on any national securities exchange but is quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis, the average between the high bid price and low ask price reported on the date prior to such date, or, if there is no such sale on that date then on the last preceding date on which such a sale was reported, or (iii) if the Stock is not quoted on NASDAQ-NMS or listed on an exchange, or representative quotes are not otherwise available, the Fair Market Value shall mean the amount determined by the Board in good faith to be the fair market value per share of Stock, on a fully diluted basis.

     (q) "Family Member" means (i) any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, (ii) any person sharing the Participant's household (other than a tenant or employee), (iii) a trust in which persons described in Clause (i) or (ii) have more than 50% of the beneficial interest, (iv) a foundation in which persons described in Clause (i) or (ii) or the Participant control the management of assets and (v) any other entity in which persons described in Clause (i) or (ii) or the Participant own more than 50% of the voting interests.

     (r) "Form S-8" means a Form S-8 Registration Statement filed under the Securities Act.

     (s) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (t) "Nonqualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     (u) "Option" means an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to the Plan.

     (v) "Option Agreement" means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant.

     (w) "Participant" means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

     (x) "Plan" means the ICOA, Inc. Stock Incentive Plan.

     (y) "Restricted Stock" means shares of Stock issued or transferred to a Participant subject to forfeiture and the other restrictions set forth in
Section 7 hereof.

     (z) "Restricted Stock Agreement" means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Restricted Stock grant.

     (aa) "Rule 701" means Rule 701 promulgated under the Securities Act.

     (bb) "Securities Act" means the Securities Act of 1933, as amended.

     (cc) "Stock" means the common stock of the Company, par value $0.01 per share.

     (dd) "Ten Percent Shareholder" shall have the meaning set forth in Section 6(b) below.

SECTION 3.        ADMINISTRATION.

     (a) General. The Plan shall be administered by the Committee.

     (b) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have sole authority, in its absolute discretion:

     (i) To determine from time to time which of the Eligible Persons shall be granted Awards, when and how each Award shall be granted, what type or combination of types of Award shall be granted, the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Stock pursuant to an Award, and the number of shares of Stock with respect to which an Award shall be granted to each such person;

     (ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration;

     (iii) To amend the Plan or an Award as provided in Section 16; and

     (iv) To exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

     (c) Committee Determinations. All determinations, interpretations and constructions made by the Committee in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

          SECTION 4. STOCK SUBJECT TO THE PLAN.

     (a) Share Reserve. Subject to Section 10 hereof relating to adjustments, the total number of shares of Stock which may be granted pursuant to Awards hereunder shall not exceed, in the aggregate, 60,000,000 shares of Stock.

     (b) Source. The stock to be granted or optioned under the Plan shall be shares of authorized but unissued Stock or previously issued shares of Stock reacquired by the Company on the open market or by private purchase.

     (c) Reversion of Shares. If any Award shall for any reason expire, be forfeited or otherwise terminate, in whole or in part, the shares of Stock not acquired under such Award shall revert to and again become available for issuance under the Plan. However, the aggregate number of shares of Stock issued upon the exercise of Incentive Stock Options (including shares reacquired by the Company) shall in no event exceed two hundred percent (200%) of the number specified in subsection (a) above.

     (d) 162(m) Limitation. Subject to the provisions of Section 10 relating to adjustments upon changes in the shares of Stock, no Employee shall be eligible to be granted Options covering more than 3,000,000 shares of Stock during any calendar year. This subsection (d) shall not apply until such date required by
Section 162(m) of the Code and the rules and regulations promulgated thereunder.

     (e) Voting Rights. The Stock and similar equity securities shall carry equal voting rights on all matters where such vote is permitted by applicable law.

          SECTION 5. ELIGIBILITY.

     (a) General. Participation shall be limited to Eligible Persons who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan. Except in the case of Incentive Stock Options, Awards may be granted to Employees, Directors and Consultants.

     (b) Incentive Stock Option Limitation. Incentive Stock Options may be granted only to Employees.

     (c) Consultant Limitation. A Consultant shall not be eligible for the grant of an Award if, at the time of grant, a Form S-8 is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (A) that such grant (1) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (2) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (B) that such grant complies with the securities laws of all other relevant jurisdictions.

          SECTION 6. OPTIONS.

     (a) General. Options granted hereunder shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonqualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Stock purchased on exercise of each type of Option. The provisions of separate Options shall be set forth in an Option Agreement, which agreements need not be identical, and, except as otherwise provided by the Committee in the Option Agreement, each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (i) Term. Subject to Section 6(b) hereof in the case of Incentive Stock Options, no Option granted hereunder shall be exercisable after the expiration of ten (10) years from the date it was granted.

     (ii) Exercise Price. Subject to Section 6(b) hereof in the case of Incentive Stock Options, the exercise price per share of Stock for each Option shall be set by the Committee at the time of grant but shall not be less than the par value per share of Stock; provided, however, that following the date that the exemption from the application of Section 162(m) of the Code (or any other exemption having similar effect) ceases to apply to Options, all Options intended to qualify as "performance-based compensation" under Section 162(m) of the Code shall have an exercise price per share of Stock no less than the Fair Market Value of a share of Stock on the date of grant.

     (iii) Payment for Stock. Payment for shares of Stock acquired pursuant to Options granted hereunder shall be made in full, upon exercise of the Options
(i) in immediately available funds in United States dollars, by certified or bank cashier's check, (ii) by surrender to the Company of shares of Stock which have either (a) have been held by the Holder for at least six-months, or (b) were acquired from a person other than the Company, (iii) by a combination of
(i) and (ii), (iv) in consideration received by the Company under a formal cashless exercise program maintained with an outside broker adopted by the Committee in connection with the Plan, or (v) by any other means approved by the Committee.

     (iv) Vesting. Unless otherwise approved by the Board and set forth in the Option Agreement, Options shall vest and become exercisable in accordance with the following schedule:

          (A) On the first anniversary of the date of grant, one-quarter (1/4th) of the total underlying shares shall vest and become exercisable; and

          (B) On the first day of each calendar month following the calendar month in which the first anniversary of the date of grant falls, an additional one-forty eighth (1/48th) of the total underlying shares shall vest and become exercisable.

Notwithstanding any vesting dates set forth above or in the Option Agreement, the Committee may in its sole discretion accelerate the vesting of any Option, which acceleration shall not affect the terms and conditions of any such Option other than with respect to vesting. Unless otherwise specifically determined by the Committee, the vesting of an Option shall occur only while the Participant is employed or rendering services to the Company or its Affiliates and all vesting shall cease upon a Participant's termination of employment or services for any reason. If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires.

     (v) Transferability of Options. An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option. Notwithstanding the foregoing, a Nonqualified Stock Option shall be transferable to the extent provided in the Option Agreement.

     (vi) Early Exercise. The Option may, but need not, include a provision whereby the Participant may elect at any time before the Participant's employment or service terminates to exercise the Option as to any part or all of the shares of Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Stock so purchased shall be subject to a repurchase option in favor of the Company and to any other restriction the Committee determines to be appropriate.

     (b) Special Provisions Applicable to Incentive Stock Options.

     (i) Exercise Price of Incentive Stock Options. Subject to the provisions of subsection (ii) hereof, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Stock subject to the Option on the date the Option is granted.

     (ii) Ten Percent (10%) Shareholders. No Incentive Stock Option may be granted to an Employee who, at the time the option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof (a "Ten Percent Shareholder"), unless such option (A) has an exercise price of at least 110 percent of the Fair Market Value on the date of the grant of such option; and
(B) cannot be exercised more than five years after the date it is granted.

     (iii) $100,000 Limitation. To the extent the aggregate Fair Market Value (determined as of the date of grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

     (iv) Disqualifying Dispositions. Each Participant who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option.

          SECTION 7. RESTRICTED STOCK.

     (a) General. Restricted Stock granted hereunder shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate, including, without limitation, the purchase price, if any, applicable to the Restricted Stock. The terms and conditions of each Restricted Stock grant shall be evidenced by a Restricted Stock Agreement. Subject to the restrictions set forth in Section 7(b), the Participant shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. At the discretion of the Committee, cash dividends and stock dividends, if any, with respect to the Restricted Stock may be either currently paid to the Participant or withheld by the Company for the Participant's account. Unless otherwise determined by the Committee, cash dividends or stock dividends so withheld by the Committee shall be subject to forfeiture to the same degree as the shares of Restricted Stock to which they relate. No interest will accrue or be paid on the amount of any cash dividends withheld.

     (b) Restrictions. In addition to any other restrictions set forth in a Participant's Restricted Stock Agreement, until the expiration of the applicable restricted period set forth in such Restricted Stock Agreement, the Participant shall not be permitted to sell, transfer, pledge, or otherwise encumber the Restricted Stock. The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award, such action is appropriate.

     (c) Certificates. Stock certificates for Restricted Stock shall be registered in the name of the Participant but shall be appropriately legended and returned to the Company by the Participant, together with a stock power, endorsed in blank by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, that the Restricted Stock shall be held in book entry form rather than delivered to the Participant pending the release of the applicable restrictions.

     (d) Legends. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in the following form until the end of the applicable restricted period with respect to such Stock:

               "Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of a Restricted Stock Agreement, dated as of , between ICOA, Inc. and . A copy of such Agreement is on file at the offices of ICOA, Inc."

     Stop transfer orders shall be entered with the Company's transfer agent and registrar against the transfer of legended securities.

          SECTION 8. OTHER STOCK-BASED AWARDS.

     The Committee may grant any other cash, stock or stock-related Awards to any eligible individual under this Plan that the Committee deems appropriate, including, but not limited to, stock appreciation rights, limited stock appreciation rights, phantom stock awards, the bargain purchase of Stock and Stock bonuses. Any such benefits and any related agreements shall contain such terms and conditions as the Committee deems appropriate. Such Awards and agreements need not be identical. With respect to any benefit under which shares of Stock are or may in the future be issued for consideration other than prior services, the amount of such consideration shall not be less than the amount (such as the par value of such shares) required to be received by the Company in order to comply with applicable state law.

          SECTION 9. SPECIAL PROVISIONS APPLICABLE TO CALIFORNIA-BASED AWARDS.

     (a) Exercise/Purchase Price of California-Based Awards. The exercise price or purchase price, as applicable, of a California-Based Award shall not be less than 85% of the Fair Market Value on the date of grant (or 100% of the Fair Market Value on the date of grant in the case of an Award granted to any Ten Percent Shareholder).

     (b) Vesting and Exercisability of California-Based Awards. Except in the case of a California-Based Award granted to a Consultant, an officer of the Company (or any Affiliate), or any member of the Board, each California-Based Award shall become vested with respect to at least 20% of the total number of shares of Stock subject to such Award each year, beginning no later than one year after the date of grant.

     (c) Repurchase Rights. Notwithstanding any other provision of the Plan to the contrary, except in the case of a California-Based Award granted to a Consultant, an officer of the Company (or any Affiliate), or any member of the Board, any rights of the Company to repurchase Stock acquired pursuant to a California-Based Award that applies to a Participant who ceases to be employed or ceases to render services for the Company or an Affiliate: (1) shall be exercised by the Company (if at all) within 90 days after the date such employment or service terminates (or for shares acquired upon the exercise of an Option after such employment or service has terminated, within 90 days after the date of such exercise), and (2) shall lapse at the rate of at least 20% of the shares of Stock subject to such Option per year (regardless of the portion of the Option exercised or exercisable), with the initial lapse to occur no later than one year after the date of grant.

     (d) Termination of Service (Except by Death). If a Participant's employment or service terminates for any reason other than the Participant's death, then the Participant's California-Based Awards in the form of Options shall expire on the earliest of the following occasions:

          (i) The expiration date determined pursuant to Section 6;

          (ii) The date three months after the termination of the Participant's employment or service for any reason other than Disability, or such later date as the Board may determine; or

          (iii) The date six months after the termination of the Participant's employment or service by reason of Disability, or such later date as the Board may determine.

     (e) Death of Participant. If a Participant dies while the Participant is in employment or service, then the Participant's California-Based Awards in the form of Options shall expire on the earlier of the following dates:

          (i) The expiration date determined pursuant to Section 6; or

          (ii) The date 12 months after the Participant's death, or such later date as the Board may determine.

     (f) Limited Transferability.

     (i) A California-Based Award which is a Nonqualified Option may, to the extent permitted by the Board, be assigned in whole or in part during the Participant's lifetime by gift or domestic relations order to a Family Member of the Participant. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Board may deem appropriate.

     (ii) Except as provided in Paragraph (i) above, a California-Based Award may not be assigned or transferred other than by will or by the laws of descent and distribution following the Participant's death.

     (g) Financial Reports. The Company shall deliver a financial statement at least annually to each Participant holding California-Based Awards or shares of Stock issued under the Plan pursuant to a California-Based Award, unless such Participant is a key employee whose duties in connection with the Company assure such individual access to equivalent information.

SECTION 10.       ADJUSTMENT FOR RECAPITALIZATION, MERGER, ETC.

     (a) Capitalization Adjustments. The aggregate number of shares of Stock which may be granted or purchased pursuant to Awards granted hereunder, the number of shares of Stock covered by each outstanding Award, the maximum number of shares of Stock with respect to which any one person may be granted Options in any calendar year, and the price per share thereof in each such Award shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of stock resulting from a stock split or other subdivision or consolidation of shares of Stock or for other capital adjustments or payments of stock dividends or distributions or other increases or decreases in the outstanding shares of Stock without receipt of consideration by the Company. Any adjustment shall be conclusively determined by the Committee.

     (b) Corporate Events. If the Company shall be sold, reorganized, consolidated, or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged (a "Corporate Event"), the Committee shall make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of shares of Stock or other securities issued or reserved for issuance pursuant to the Plan, and the number or kind of shares of Stock or other securities covered by outstanding Awards, and the price thereof. In instances where another corporation or other business entity is being acquired by the Company, and the Company has assumed outstanding employee option grants and/or the obligation to make future or potential grants under a prior existing plan of the acquired entity, similar adjustments are permitted at the discretion of the Committee. If the Company is not the ultimate surviving parent entity in such Corporate Event, the Company shall require the successor corporation or parent thereof to assume such outstanding Awards; provided, however, the Committee may, in its discretion and in lieu of requiring such assumption, provide that all outstanding Awards shall terminate as of the consummation of such Corporate Event, and (x) accelerate the exercisability of, or cause all vesting restrictions to lapse on, all outstanding Awards to a date at least ten days prior to the date of such Corporate Event and/or (y) provide that holders of Awards will receive a cash payment in respect of cancellation of their Awards based on the amount (if any) by which the per share consideration being paid for the Stock in connection with such Corporate Event exceeds the applicable exercise price (if applicable).

     (c) Assumption. For purposes of Section 10(b) above, an Award shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Event, each holder of an Award would be entitled to receive upon exercise of the award the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of shares of Stock covered by the Award at such time; provided, that if such consideration received in the transaction is not solely equity securities of the successor entity, the Committee may, with the consent of the successor entity, provide for the consideration to be received upon exercise of the Award to be solely equity securities of the successor entity equal to the Fair Market Value of the per share consideration received by holders of Stock in the Corporate Event.

     (d) Fractional Shares. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an option.

     SECTION 11. USE OF PROCEEDS.

     The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.

     SECTION 12. RIGHTS AND PRIVILEGES AS A STOCKHOLDER.

     Except as otherwise specifically provided in the Plan, no person shall be entitled to the rights and privileges of stock ownership in respect of shares of Stock which are subject to Awards hereunder until such shares have been issued to that person.

     SECTION 13. EMPLOYMENT OR SERVICE RIGHTS.

     No individual shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the employ or service of the Company or an Affiliate.

     SECTION 14. COMPLIANCE WITH LAWS.

     The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale or resale under the Securities Act any of the shares of Stock to be offered or sold under the Plan or any shares of Stock issues upon exercise of Options. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     SECTION 15. WITHHOLDING OBLIGATIONS.

     The Company is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of shares of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive shares of Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations. In addition to the Company's right to withhold from any compensation paid to the Participant by the Company, a Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Stock under an Award by tendering a cash payment or, in the sole discretion of the Committee, by any of the following means or by a combination of such means: (i) authorizing the Company to withhold shares of Stock from the shares of Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Stock under the Award, provided, however, that no shares of Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (ii) delivering to the Company owned and unencumbered shares of Stock. For purposes of this Section 15, the term "Company" shall be deemed to mean any Affiliate that may have a tax withholding obligation due to its relationship with a Participant.

     SECTION 16. AMENDMENT OF THE PLAN OR AWARDS.

     (a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan; provided, however, that without further stockholder approval the Board shall not make any amendment to the Plan which would increase the maximum number of shares of Stock which may be issued pursuant to Awards under the Plan, except as contemplated by Section 10 hereof.

     (b) No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

     (c) Amendment of Stock Awards. The Committee, at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the rights under any Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

     SECTION 17. TERMINATION OR SUSPENSION OF THE PLAN.

     The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     SECTION 18. EFFECTIVE DATE OF THE PLAN.

     The Plan shall be effective as of March 16, 2005.

     SECTION 19. MISCELLANEOUS.

     (a) No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     (b) Payments Following Accidents or Illness. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

     (c) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Nevada, without reference to the principles of conflicts of laws thereof.

     (d) Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

     (e) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

     (f) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

                                      * * *